UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 26, 2008

COACHMEN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

INDIANA (State or other jurisdiction of incorporation or organization)	1-7160 (Commission File Number)	35-1101097 (I.R.S. Employer Identification No.)

423 North Main Street, Middlebury, Indiana (Address of Principal Executive Offices)		46540 (Zip Code)

(574) 825-5821
(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On March 26, 2008, Coachmen Industries, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. This press release announced that the Company has entered into an agreement to produce ADA compliant low floor accessible buses for ARBOC Mobility LLC., a marketer of specialized transit and shuttle buses designed for users with mobility challenges.  This bus incorporates patent pending technologies provided by ARBOC Mobility.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

        (d)        The following exhibit is furnished as a part of this Report

                99.1        Press Release dated March 26, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACHMEN INDUSTRIES, INC.

Date: March 27, 2008

By:    /s/Jeffery A. Tryka

             Jeffery A. Tryka, Secretary